COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2018
COMMITMENTS, CONTINGENCIES AND GUARANTEES [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES

29.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

Commitments

AltaGas has long-term natural gas purchase and transportation arrangements, electricity purchase arrangements, service agreements, storage contracts, environmental commitments, and operating leases for office space, office equipment, rail cars, and automobile equipment, all of which are transacted at market prices and in the normal course of business.

In connection with the WGL Acquisition, AltaGas and WGL have made commitments related to the terms of the PSC of DC settlement agreement and the conditions of approval from the PSC of MD and the SCC of VA. Among other things, these commitments include rate credits distributable to both residential and non-residential customers, gas expansion and other programs, various public interest commitments, and safety programs. The total amount expensed in 2018 was approximately US$140 million, of which US$111 million has been paid as of December 31, 2018. In addition, there are certain additional regulatory commitments which will be expensed when the costs are incurred in the future, including the hiring of damage prevention trainers, investment of US$70 million over a 10 year period to further extend natural gas service, and US$8 million for leak mitigation.

Future payments of these commitments at December 31, 2018 are estimated as follows:

	2019	2020	2021	2022	2023	2024 and beyond	Total
Gas purchase(a)	$3,157.1	$2,940.5	$2,639.3	$2,527.4	$2,349.9	$30,309.2	$43,923.4
Electricity purchase(c)	533.1	368.6	139.2	38.6	5.7	0.4	1,085.6
Service agreements(b)(d)	74.3	48.2	30.9	17.3	14.8	168.0	353.5
Pipeline and storage services(e)	861.6	862.2	818.8	795.6	781.7	4,645.3	8,765.2
Capital projects(f)	119.2	—	—	—	—	—	119.2
Operating leases(g)	23.9	30.9	29.4	28.0	25.8	164.8	302.8
Environmental(h)	6.1	4.7	3.0	0.5	0.4	0.5	15.2
Merger commitments	29.3	30.8	22.8	19.2	19.2	62.1	183.4
	$4,804.6	$4,285.9	$3,683.4	$3,426.6	$3,197.5	$35,350.3	$54,748.3
(a)

AltaGas enters into contracts to purchase natural gas from various suppliers for its utilities. These contracts are used to ensure that there is an adequate supply of natural gas to meet the needs of customers and to minimize exposure to market price fluctuations. Gas purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.

(b)

In 2014, AltaGas' Blythe facility entered into a Long-Term Service Agreement with Siemens to complete various upgrade and maintenance services on the Combustion Turbines (CT) at the Blythe facility over 124,000 equivalent operating hour per CT, or 25 years, whichever comes first. The LTSA has fixed fees that will be incurred in the five years following December 31, 2014 and variable fees on a per equivalent operating hour basis. As at December 31, 2018, the total commitment was $190.9 million payable over the next 16 years, of which $59.6 million is expected to be paid over the next five years.

(c)

AltaGas enters into contracts to purchase electricity from various suppliers for its utilities. Electricity purchase commitments are based on existing fixed price and fixed volume contracts, and include $44.1 million of commitments related to renewable energy credits.

(d)

In 2017, AltaGas entered into a 12-year service agreement for tug services to support the marine operations of RIPET. AltaGas is obligated to pay fixed and variable fees of approximately $60.1 million over the term of the contract.

(e)	Pipeline and storage commitments include minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through 2044.
(f)	Commitments for capital projects. Estimated amounts are subject to variability depending on the actual construction costs.
(g)	Operating leases include lease arrangements for office spaces, vehicles, rail cars, land, office and other equipment.
(h)	Environmental commitments relate to future costs associated with sites where AltaGas or its predecessors may have operated manufactured gas plants.

Guarantees

AltaGas has guaranteed payments primarily for certain commitments on behalf of some of its subsidiaries. AltaGas has also guaranteed payments for certain of its external partners. As at December 31, 2018, AltaGas has no guarantees to external parties.

Contingencies

AltaGas and its subsidiaries are subject to various legal claims and actions arising in the normal course of business. While the final outcome of such legal claims and actions cannot be predicted with certainty, the Corporation does not believe that the resolution of such claims and actions will have a material impact on the Corporation’s consolidated financial position or results of operations.

As a result of the WGL Acquisition, AltaGas has the following additional contingencies:

Antero Contract

Washington Gas and WGL Midstream contracted in June 2014 with Antero Resources Corporation (Antero) to buy gas from Antero at invoiced prices based on an index, and at a delivery point, specified in the contracts. Since deliveries began, however, the index price paid has been more than the fair market value at the same physical delivery point, resulting in losses within WGL entities of approximately US$40 million. Accordingly, Washington Gas and WGL Midstream notified Antero that it sought to apply a provision of the contracts that would permit a new index to be established. Antero objected, claiming that the contract provisions permitting re-pricing did not apply, unless Antero itself chose to sell gas at cheaper prices at the delivery point (which Antero claimed it had not). The dispute was arbitrated in January 2017, and the arbitral tribunal ruled in favor of Antero on the applicability of the re-pricing mechanism. However, the tribunal ruled that it lacked authority to determine whether Antero was in breach of its obligation to deliver gas to Washington Gas and WGL Midstream at a point where they could obtain the higher pricing. Accordingly, Washington Gas and WGL Midstream filed suit in state court in Colorado for a determination of this issue. The state court initially granted Antero’s motion to dismiss the case and WGL subsequently filed an appeal. In October 2018, the Court of Appeals reversed the state court’s decision and remanded the lawsuit to the trial court.

Separately, Antero has initiated suit against Washington Gas and WGL Midstream, claiming that they have failed to purchase specified daily quantities of gas and seeking alleged cover damages exceeding US$100 million as of April 4, 2018 according to Antero’s complaint. Washington Gas and WGL Midstream oppose both the validity and amount of Antero’s claim. WGL believes the probability that Antero could succeed in collecting these penalties is remote therefore no accrual was made as of December 31, 2018. In December 2017, WGL Midstream amended its purchase contract with Antero and, effective February 1, 2018, is no longer obligated to purchase gas at the delivery point that is the subject of these disputes.

These two cases have been consolidated and a jury trial has been scheduled for June 10, 2019.

Silver Spring, Maryland Incident

Washington Gas has continually worked with the National Transportation and Safety Board (NTSB) to support its investigation of the August 2016 explosion and fire at an apartment complex on Arliss Street in Silver Spring, Maryland, the cause of which has not been determined. Additional information will be made available by the NTSB at the appropriate time. A total of 40 civil actions related to the incident have been filed against WGL and Washington Gas in the Circuit Court for Montgomery County, Maryland. All of these suits seek unspecified damages for personal injury and/or property damage. The one class action suit filed against WGL and Washington Gas was amended to assert property damage and loss of use claims. WGL maintains excess liability insurance coverage from highly-rated insurers, subject to a nominal self-insured retention and expects this coverage will be sufficient to cover any significant liability to it that may result from this incident. Management is unable to determine a range of potential losses that is reasonably possible of occurring and therefore has not recorded a reserve associated with this incident. Washington Gas was invited by the NTSB to be a party to the investigation and in that capacity, continues to work closely with the NTSB. The NTSB has scheduled a hearing for April 23, 2019 to determine the probable cause of the incident.